UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2012 (May 24, 2012)

NxSTAGE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

439 S. Union St, 5th Floor, Lawrence, MA	01843
(Address of principal executive offices)	(Zip Code)

(978) 687-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

We held our Annual Meeting of Stockholders on May 24, 2012. For more information on the following proposals, see our definitive Proxy Statement filed with the SEC on April 24, 2012.

Our stockholders elected each of the nine nominees to the Board of Directors to serve until our 2013 Annual Meeting of Stockholders, and the voting results were as follows:

Director	For	Withheld	Broker Non-Votes
Jeffrey H. Burbank	44,660,081	45,882	7,158,290
Philippe O. Chambon	44,534,980	170,983	7,158,290
Daniel A. Giannini	44,660,203	45,760	7,158,290
Nancy J. Ham	44,665,419	40,544	7,158,290
Earl R. Lewis	44,117,083	588,880	7,158,290
Craig W. Moore	44,648,186	57,777	7,158,290
Reid S. Perper	44,660,081	45,882	7,158,290
Barry M. Straube	44,657,507	48,456	7,158,290
David S. Utterberg	44,653,122	52,841	7,158,290

Our stockholders approved, on a non-binding advisory basis, our named executive officers’ compensation as disclosed in the Proxy Statement, and the voting results were as follows:

For	44,165,118
Against	391,319
Abstain	149,526
Broker Non-Votes	7,158,290

Our stockholders ratified the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012, and the voting results were as follows:

For	51,629,000
Against	231,363
Abstain	3,890
Broker Non-Votes	-0-

Item 8.01	Other Events.

As previously disclosed in NxStage Medical, Inc.’s (the “Company”) Form 10-Q for the quarter ended March 31, 2012, the Company issued 2,427,895 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, to Asahi Kasei Medical Co., Ltd. (“Asahi”) pursuant to a Subscription, Sale and Purchase Agreement dated as of May 4, 2012, by and between the Company and Asahi. Pursuant to a Registration Rights Agreement dated as of May 4, 2012, by and between the Company and Asahi, on May 31, 2012, the Company filed a prospectus supplement pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, to the related prospectus, dated November 17, 2010, filed with the Company’s Registration Statement on Form S-3 (No. 333-170654) (the “Registration Statement”) to register the resale of the Shares by Asahi from time to time.

The legal opinion of Hogan Lovells US LLP related to the legal validity of the Shares is filed as Exhibit 5.01 to this Form 8-K and is incorporated by reference as an Exhibit to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.01	Opinion of Hogan Lovells US LLP

23.01	Consent of Hogan Lovells US LLP (included in Exhibit 5.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXSTAGE MEDICAL, INC.

Date: May 31, 2012	By:	/s/ Robert S. Brown
Robert S. Brown Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

5.01	Opinion of Hogan Lovells US LLP

23.01	Consent of Hogan Lovells US LLP (included in Exhibit 5.01)